WASHINGTON NATIONAL INSURANCE COMPANY

Annual Report
to Contract Owners
December 31, 2010

Washington National Variable Annuity Fund A

ANNUAL REPORT TO CONTRACT OWNERS
Table of Contents

December 31, 2010

WASHINGTON NATIONAL VARIABLE ANNUITY FUND A
Statement of Assets and Liabilities

December 31, 2010

VALUE

Assets
Investments in portfolio shares at net asset value (Note 2)
Fundamental Investors, Class A, 82,802 shares, (cost - $544,055)	$3,038,840
Due to Washington National Insurance Company	(1,164)

Net assets	$3,037,676

	UNITS	UNIT VALUE	TOTAL VALUE OF UNITS

Net assets attributable to:
Contract owners’ deferred annuity reserves:
Fundamental Investors	74,972.5	$40.412685	$3,029,840

Net assets attributable to contract owners’ deferred annuity reserves			3,029,840

Contract owners’ annuity payment reserves:
Fundamental Investors			7,836

Net assets attributable to contract owners’ annuity payment reserves			7,836

Net assets			$3,037,676

Statement of Operations

For the Year Ended December 31, 2010

2010

Investment income:
Income and dividends from investments in portfolio shares	$47,301
Expenses:
Mortality and expense risk fees	21,599

Net investment income	25,702

Net realized gain on investments in portfolio shares:
Net realized gain on sales of investments in portfolio shares	175,370

Net realized gain on investments in portfolio shares	175,370

Net change in unrealized appreciation of investments in portfolio shares	149,994

Net increase in net assets from operations	$351,066

The accompanying notes are an integral part of these financial statements.

WASHINGTON NATIONAL VARIABLE ANNUITY FUND A
Statements of Changes in Net Assets

For the Years Ended December 31, 2010 and 2009

	2010	2009

Changes from operations:
Net investment income	$25,702	$15,553
Net realized gain on investments in portfolio shares	175,370	1,595
Net change in unrealized appreciation of investments in portfolio shares	149,994	720,271

Net increase in net assets from operations	351,066	737,419

Changes from contract owners’ transactions:
Annuity payments	—	(38,157)
Contract redemptions	(240,737)	(161,687)

Net decrease in net assets from contract owners’ transactions	(240,737)	(199,844)

Net increase in net assets	110,329	537,575

Net assets, beginning of year	2,927,347	2,389,772

Net assets, end of year	$3,037,676	$2,927,347

Unit Progression

For the Years Ended December 31, 2010 and 2009

	2010	2009

Number of units, beginning of year	77,475.0	87,928.2
Units Annuitized	—	(5,427.8)
Units Reclassified to Deferred Annuity Reserves	5,427.8	—
Units Redeemed	(7,978.3)	(5,025.4)

Number of units, end of year	74,972.5	77,475.0

The accompanying notes are an integral part of these financial statements.

WASHINGTON NATIONAL VARIABLE ANNUITY FUND A
Notes to Financial Statements

December 31, 2010

(1) General

          The Washington National Variable Annuity Fund A, (the “Fund”) is a segregated investment account for individual variable annuity contracts which are registered under the Securities Act of 1933. The Fund is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Fund invests solely in shares of Fundamental Investors, Inc. Class A, a diversified open-end management investment company. The Fund’s investment objective is to achieve long-term growth of capital and income.

          The operations of the Fund are included in the operations of Washington National Insurance Company (the “Company”). The Company is an indirect wholly owned subsidiary of CNO Financial Group, Inc., a Delaware corporation (“CNO”, formerly known as Conseco, Inc. prior to its name change in May 2010). CNO is a publicly held financial services holding company listed on the New York Stock Exchange.

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

(2) Summary of Significant Accounting Policies

INVESTMENT VALUATION, TRANSACTIONS, AND INCOME

          Investments in portfolio shares are valued using the net asset value of Fundamental Investors, Inc. Class A, at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed). Distributions from income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a last-in first-out basis.

          Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract’s pro rata share of the assets of the Fund as of the beginning of the valuation date.

FEDERAL INCOME TAXES

          No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Fund are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and net realized gains (losses) are retained in the Fund and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

          The Fund follows authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which require the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax benefits recognized in the financial statements are measured by the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. If a tax position does not meet the more likely than not threshold, the tax benefit is not recorded in the financial statements.

          The Fund has evaluated its tax positions and has concluded that no unrecognized tax benefits should be recognized in the Fund’s financial statements related to CNO’s open tax years(2006 to the current year). The Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next twelve months.

ANNUITY RESERVES

          Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

          Net assets allocated to contracts in the payout period are computed according to the Progressive Annuity Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

(3) Purchases and Sales of Investments in Portfolio Shares

          The aggregate cost of purchases of investments in portfolio shares was $47,301 for the year ended December 31, 2010. The aggregate proceeds from sales of investments in portfolio shares was $262,336 for the year ended December 31, 2010.

(4) Deductions and Expenses

          Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts.

          The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

          The expense risk assumed by the Company is the risk that the deductions for contract administrative charges may prove insufficient to cover the actual expenses.

          The Company deducts daily from the Fund a fee, which is equal on an annual basis to 1.022 percent of the average daily value of the total investments of the Fund, for assuming the mortality and expense risks. These fees were $21,599 for the year ended December 31, 2010. Mortality and expense charges are net of transaction adjustments retained by the Company of $7,085 for the year ended December 31, 2010. Transaction adjustments are a result of changes to the underlying net asset value between the date of redemption and the date of payment. Depending on the change in net asset value, the difference is funded or retained by Washington National Insurance Company.

           The Company deducts a sales and administrative charge from each purchase payment in the amount of 6.00 percent of such purchase payment plus $0.50 for administrative expenses, but the total combined deduction may not exceed 9.00 percent. There were no such charges for the year ended December 31, 2010.

WASHINGTON NATIONAL VARIABLE ANNUITY FUND A
Notes to Financial Statements—Continued

December 31, 2010

(5) Financial Highlights

          The total return is defined as the percentage change of unit values from the beginning of the period to the end of the period. The investment income ratio is the ratio of income (including dividends from investments in portfolio shares, but excluding capital gain distributions from investments in portfolio shares) to the average daily net assets.

		NET ASSETS			INVESTMENT
				TOTAL	INCOME	EXPENSE
	UNITS	UNIT VALUE	(000s)	RETURN (1)	RATIO (2)	RATIO (3)

Fundamental Investors, Class A
December 31, 2010	74,973	$40.41	$3,030	12.89%	1.69%	1.022%
December 31, 2009	77,475	$35.80	$2,773	32.00%	1.57%	1.022%
December 31, 2008	87,928	$27.12	$2,385	-40.31%	1.71%	1.022%
December 31, 2007	91,500	$45.43	$4,157	12.40%	2.19%	1.022%
December 31, 2006	94,126	$40.42	$3,804	18.03%	1.41%	1.022%

(1)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

(2)

These amounts represent the dividends, excluding distributions of long-term and short-term capital gains, received by the Fund from the underlying fund, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying fund in which the Fund invests.

(3)

These amounts represent the annualized contract expenses of the variable account, consisting solely of mortality and expense charges that result in a direct reduction to unit values, for each period indicated. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(6) Fair Value Measurements

          Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date and, therefore, represents an exit price, not an entry price. There is a three-level hierarchy for valuing assets or liabilities at fair value based on whether inputs are observable or unobservable.

•	Level 1-	includes assets valued using inputs that are quoted prices in active markets for identical assets.
•	Level 2-

includes assets valued using inputs that are quoted prices for similar assets in an active market, quoted prices for identical or similar assets in a market that is not active, observable inputs, or observable inputs that can be corroborated by market data.

•	Level 3-	includes assets valued using unobservable inputs that are used in model-based valuations that contain management assumptions.

          At each reporting date, the Fund classifies assets into three input levels based on the lowest level of input that is significant to the measurement of fair value for each asset reported at fair value. The Fund’s assessment of the significance of a particular input to the fair value measurement and the ultimate classification of each asset requires judgment. There were no transfers between Level 1 and Level 2 during 2010.

          The following table presents the Fund’s assets that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy.

FAIR VALUE MEASUREMENTS USING

	TOTAL AS OF 12/31/2010	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

ASSETS:
Mutual Fund	$3,038,840	$3,038,840	$—	$—

(7) Commitments and Contingencies

          In the normal course of business, the Fund may enter into contracts that contain a number of representations and warranties which may provide for general or specific indemnifications. The Fund’s exposure under these contracts is not currently known as any such exposure would be based on future claims which could be made against the Fund. There have been no such claims since the inception of the Fund. Management does not anticipate any such claims and expects any risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Washington National Insurance Company and Contract Owners of Washington National Variable Annuity Fund A

          In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington National Variable Annuity Fund A (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio shares owned at December 31, 2010 by correspondence with the underlying investment fund’s transfer agent, provide a reasonable basis for our opinion.

Indianapolis, Indiana
February 23, 2011

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Washington National Variable Annuity Fund A
SPONSOR
Washington National Insurance Company – Carmel, Indiana.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP – Indianapolis, Indiana.

Washington National Insurance Company is an indirect wholly owned subsidiary of CNO Financial Group, Inc., a financial services organization headquartered in Carmel, Indiana. CNO Financial Group, Inc., through its subsidiary companies, is one of middle America’s leading sources for insurance, investment and lending products, helping 13 million customers step up to a better, more secure future.

WASHINGTON NATIONAL INSURANCE COMPANY
11825 North Pennsylvania Street
Carmel, Indiana 46032

© 2010 Washington National Insurance Company

www.cnoinc.com